UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 28, 2006

Daktronics, Inc.

(Exact name of registrant as specified in its charter)

South Dakota	0-23246	46-0306862
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

331 32ndAvenue
                               Brookings, SD                     57006
                      (Address of principal executive office)           (zip code)

(605) 697-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Item 2.02   Results of Operations and Financial Condition

      On November 15, 2006, Daktronics, Inc. (the “Registrant”) Registrant issued a press release announcing financial results for the second quarter ending October 28, 2006. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

      The first paragraph of the press release as originally released indicated that backlog at the end of the fiscal 2006 second quarter was approximately $121 million. It should have stated that the backlog of $121 million was as of the fiscal 2007 second quarter. The corrected version is attached.

      The information furnished in this report, including the exhibit, shall not be incorporated by reference into Daktronics’ filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed “filed” with the SEC for purposes of Section 18 of the Securities Act of 1934.

Item 9.01   Financial Statements and Exhibits:

      (c)  Exhibits. The following exhibit is furnished as part of this Report:

      99.1   News Release dated November 15, 2006, issued by Registrant regarding second quarter fiscal year 2007 results

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS,INC.

By:	/s/ William R. Retterath
William R.Retterath, Chief Financial Officer

Date: August 15, 2006

EXHIBIT INDEX

Exhibit No. Description
99.1 News Release dated August 16, 2006 issued by Daktronics,Inc.